                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K



                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of report (Date of earliest event reported) January 11, 1999



                             WHITTAKER CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


        0-20609                                 95-4033076
(Commission File Number)        (I.R.S. Employer Identification No.)


                 1955 N. Surveyor Avenue, Simi Valley, CA 93063
                    (Address of Principal Executive Offices)


                                 (805) 526-5700
              (Registrant's Telephone Number, Including Area Code)

Item 2.  Acquisition or Disposition of Assets

     On January 11, 1999, the Registrant completed its sale of its Whittaker Porta Bella Project for $10,000,000 in cash, a $5,000,000 promissory note, plus a contingent interest in the Project to Santa Clarita, L.L.C., which is unaffiliated with the Registrant. A copy of the Restated and Amended Purchase Agreement, dated as of November 5, 1998, is attached hereto as
     Exhibit 10.1. A copy of the press release regarding the closing of the sale dated January 11, 1999 is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

(b)  Pro Forma Financial Information

     It is impracticable to file the required pro forma financial information with this Form 8-K report. Registrant plans to file the required pro forma financial information as an amendment to this Form as soon as practicable, but not later than 60 days following the date by which this report on Form 8-K must be filed.

(c)  Exhibits

     Exhibit No.    Description
     -----------    -----------
     10.1           Restated and Amended Purchase Agreement, dated as of
                    November 5, 1998, between Whittaker Corporation and Santa
                    Clarita, L.L.C.

     99.1           Press Release, dated January 11, 1999

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WHITTAKER CORPORATION



                          By: /s/ Lynne M. O. Brickner
                              ---------------------------------------
                              Lynne M. O. Brickner
                                Vice President, Secretary and General Counsel


Dated:  January 11, 1999

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.    Description
-----------    -----------
10.1           Restated and Amended Purchase Agreement, dated as of November 5,
               1998, between Whittaker Corporation and Santa Clarita, L.L.C.

99.1           Press Release, dated January 11, 1999

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